UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           May 23, 2002

Hemet Bancorp

(Exact Name of Registrant as Specified in Charter)

California	000-333615	91-2155043

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3715 Sunnyside Drive
Riverside, California 92506

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (909) 784-7771

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 5. Other Events.

     On May 23, 2002, Hemet Bancorp (“HBC”) and Hemet Financial Group, Inc., a newly formed Nevada corporation (“HFG”), entered into a plan and agreement of merger (the “Merger Agreement”) pursuant to which, subject to the terms and conditions of the Merger Agreement, the parties agreed that HFG would merge with and into HBC, with HBC as the surviving corporation. HFG was formed solely for the purpose of engaging in the merger transaction.

     A copy of the Merger Agreement and the related press release announcing the execution of the Merger Agreement are attached as exhibits to this Current Report on Form 8-K. The foregoing information is qualified in its entirety by reference to these exhibits, which are incorporated herein by reference in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Plan and Agreement of Merger, dated as of May 22, 2002, by and between Hemet Bancorp and Hemet Financial Group, Inc.
99.1	Press Release of Hemet Bancorp, dated May 23, 2002.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2002

Hemet Bancorp

/s/ James B. Jaqua James B. Jaqua Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan and Agreement of Merger, dated as of May 22, 2002, by and between Hemet Bancorp and Hemet Financial Group, Inc.
99.1	Press Release of Hemet Bancorp, dated May 23, 2002.